UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 16, 2008
(Date of earliest event reported)
LECTEC CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number: 0-16159

Minnesota (State or other jurisdiction of incorporation)	41-1301878 (IRS Employer Identification No.)
5610 Lincoln Drive, Edina, Minnesota 55436
(Address of principal executive offices, including zip code)
(952) 933-2291
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     The Annual Meeting of Shareholders (“Annual Meeting”) of LecTec Corporation (“LecTec”) will be held at 3:00 p.m., Central time, on June 19, 2008 in Eden Prairie, Minnesota. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the slide presentation for the Annual Meeting. At the Annual Meeting the Rader, Fishman & Grauer PLLC law firm will be making a presentation regarding its capabilities. Attached as Exhibit 99.2, and incorporated herein by reference, is a copy of LecTec’s press release dated June 16, 2008 announcing the engagement of Rader, Fishman & Grauer PLLC to represent LecTec in connection with its patent portfolio.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Slides presented during the LecTec Corporation Annual Meeting of Shareholders held on June 19, 2008.
99.2	Press release issued by LecTec Corporation on June 16, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECTEC CORPORATION
	By:	/s/ Judd A. Berlin
Judd A. Berlin
Date: June 19, 2008		Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slides presented during the LecTec Corporation Annual Meeting of Shareholders held on June 19, 2008.

99.2	Press release issued by LecTec Corporation on June 16, 2008.

4